111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

harborcapital.com

Supplement to Statement of Additional Information dated September 1, 2021

January 6, 2022
Effective immediately, Kara Maloy no longer serves as a portfolio manager to Harbor Core Bond Fund (the “Core Bond Fund”). Additionally, effective immediately, Kara Maloy will no longer serve as portfolio manager to Harbor Bond Fund (the “Bond Fund”) as noted in the supplement dated December 6, 2021, effective February 2, 2022 (the “Effective Date”), when Income Research + Management (“IR+M”) will replace Pacific Investment Management Company, LLC (“PIMCO”) as subadviser to the Bond Fund. All references to Kara Maloy in the Statement of Additional Information are hereby deleted.
William A. O’Malley, CFA, James E. Gubitosi, CFA, Bill O’Neill, CFA, Jake Remley, CFA, Matt Walker, CFA, and Rachel Campbell continue to serve as portfolio managers to the Core Bond Fund and, as of the Effective Date, they will serve as portfolio managers to the Bond Fund.
Investors Should Retain This Supplement For Future Reference
S0122.SAI